UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 16, 2015

RealPage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway Carrollton, Texas		75007
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2015, the Board of Directors (the “Board”) of RealPage, Inc. (the “Company”) elected Kathryn V. Marinello as a member of the Board, effective immediately, and designated Ms. Marinello as a Class III director to stand for election at the Company’s 2016 annual meeting of stockholders. The Board also appointed Ms. Marinello to serve as an additional member of each of the Board’s Audit Committee and Compensation Committee.
The Board determined that Ms. Marinello qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable listing rules of the Nasdaq Stock Market (“Nasdaq Rules”) and satisfies the financial literacy and other requirements for audit committee members under the rules and regulations of the SEC and applicable Nasdaq Rules. The Board also determined that Ms. Marinello is an “audit committee financial expert” as such term is defined by the rules and regulations of the SEC, an “outside director” under the requirements of Section 162(m) of the Internal Revenue Code of 1986, and a “non-employee director” as such term is defined by the rules and regulations of the SEC.
Ms. Marinello participates in the Company’s Independent Director Compensation Plan (the "Plan"). The description of the Plan is set forth under the caption “Director Compensation” in the Company’s Form 8-K filed on April 7, 2015, and is incorporated into this Item 5.02 by reference. Pursuant to the Plan, Ms. Marinello received a prorated annual equity grant as of the date of her appointment, will be eligible to receive annual equity grants on April 1st of each year thereafter, and is eligible to receive the Board member retainer and Audit Committee member retainer effective as of the date of her appointment.
Ms. Marinello also executed the RealPage, Inc. form of indemnification agreement, which form was filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 filed with the SEC on April 29, 2010.

Item 7.01	Regulation FD Disclosure.

On July 16, 2015, the Company issued a press release relating to the matters set forth in the above Item 5.02. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated July 16, 2015

The information furnished by this Current Report on Form 8-K under Item 7.01 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:
Stephen T. Winn Chief Executive Officer, President and Chairman

Date: July 16, 2015

Exhibit Index

Exhibit No.	Description
99.1	RealPage, Inc. press release dated July 16, 2015